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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-56927, 333-28983, 33-60077, 33-10796 and 33-6075 of HPSC, Inc. and
subsidiaries on Form S-8 of our report dated February 28, 2000, incorporated by reference in this Annual Report on Form 10-K of HPSC, Inc. and subsidiaries for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 29, 2000